UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 4, 2025

MANHATTAN SCIENTIFICS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28411	85-0460639
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

244 Fifth Avenue, Suite 2341

New York, New York 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 541-2405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 1.03. Bankruptcy or Receivership.

On April 4, 2025, Manhattan Scientifics, Inc. (the “Company”) announced that it commenced bankruptcy proceedings (the “Chapter 7 Case”) by filing a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). The Chapter 7 Case was filed in the United States Bankruptcy Court for the Southern District of Florida, Case No. 25-13705-MAM (the “Bankruptcy Filing”). As a result of the Bankruptcy Filing, Nicole Testa Mehdipour has been appointed as interim Chapter 7 Trustee (the “Chapter 7 Trustee”), and the assets of the Company will be liquidated in accordance with the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

Additional Information on the Chapter 7 Cases

Filings in the Chapter 7 Cases and information about the Chapter 7 Cases, including as-entered orders of the Bankruptcy Court, may be viewed for a fee at the website maintained by the Bankruptcy Court at http://www.deb.uscourts.gov/, by following the directions for accessing the ECF system on such website. Copies of filings in the Chapter 7 Cases are also available for inspection during regular business hours at the Clerk of the United States Bankruptcy Court for the Southern District of Florida, Flagler Waterview Building, 1515 North Flagler Drive, Suite 801, West Palm Beach, FL 33401. The documents and other information available via the Bankruptcy Court's website or elsewhere are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished under this Item 7.01 , shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Trading in the Company's Securities

The Company cautions that trading in its securities, including its common stock, par value $0.001 per share, during the pendency of the Chapter 7 Cases is highly speculative and poses substantial risks. Trading prices for the Company's securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's securities in the Chapter 7 Cases. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 7 Cases.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this Form 8-K, are forward-looking statements. Forward looking statements generally are accompanied by words such as "believe," "may," "will, "estimate," "continue," "anticipate," "intend," expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding actions to be taken under the Chapter 7 Cases, the Debtors' inability to continue to operate its business and the exchange listing and trading of its common stock and warrants. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Although the Company believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the bankruptcy process; the effects of the Chapter 7 Cases on the liquidity, operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission ("SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Date: April 8, 2025	By:	/s/ Emmanuel Tsoupanarias
	Name:	Emmanuel Tsoupanarias
	Title:	Chief Executive Officer

3